UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2015

ABAKAN INC.

(Exact name of registrant as specified in its charter)

Nevada

000-52784

98-0507522

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

c/o Robert W Seiden, Receiver over Abakan, Inc.:  1120 Avenue of the Americas, 4th Floor, New

York, New York, 10036

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (212) 626-6708

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 8.01 – OTHER EVENTS

On  September  24,  2015,  the  United  States  District  Court  for  the  Southern  District  of  New  York  (the  “New

York Court”) appointed Robert W. Seiden as the receiver (the “Receiver”) over Abakan Inc. (“Abakan”) and,

prior  to  this  on  August  18,  2015,  the  same  New  York  Court  appointed  Robert  W.  Seiden  Receiver  over

MesoCoat, Inc. (“MesoCoat”), both in the matter captioned George Town Associates S.A. v. Abakan, Inc. and

MesoCoat,  Inc.,  case  number  15-cv-3435.  The  matter  is  pending  before  the  New  York  Court,  as  previously reported  in  the  Form  8-K  filed  by  Abakan  with  the  Securities  and  Exchange  Commission  on  September  25,

2015.

On  December  16,  2015  at  3:30  p.m.  EST,  the  New  York  Court  will  conduct  a  fairness  hearing  to  consider proposed  transactions  for  settlement  of  the  receivership.  The  Receiver  has  been  reviewing  and  continues  to review  several  proposed  written  offers  for  settlement  transaction  that  he  intends  to  present  to  the  New  York

Court  for  consideration  before  the  fairness  hearing.  As  of  the  date  of  this  Current  Report  on  Form  8-K,

proposals  have  been  submitted  by  George  Town  Associates,  S.A.  (“George  Town”),  Liquidmetal  Coatings

Inc.  and  a  China-based  company  Jiangxi  Hengda  Group.  The  proceeding  is  open  to  the  public  at  the  United

States  Courthouse   for   the  Southern  District   of  New  York  at   500  Pearl   Street  in  lower   Manhattan  in

courtroom  15B.  The  New  York  Court  has  entered  a  scheduling  order  that  permits  any  “creditor  or  other interested  party”  to  file  opposition  to  the  above-mentioned  proposals  with  the New  York  Court  no  later  than

Monday, December 7,  2015. As per  court  order, any such opposition can be sent to Geoffrey Aaronson, Esq.

(gaaronson@aspalaw.com)  and  Tamara  McKeown,  Esq.  (tmckeown@aspalaw.com)  at  Aaronson  Schantz

Beiley P.A., 100 S.E. 2nd Street, Miami, Florida 33131, 786-594-3528.

So far the George Town proposal has been filed with the New York Court and it is entitled the Satisfaction and Transaction Agreement (the “Agreement”). If it is approved by the Court, in settlement of their law suits against Abakan, George Town and Sonoro Invest S.A. (“Sonoro”) (a senior creditor of Abakan) will receive

(i) all of the stock and ownership in MesoCoat, free and clear of all liens, claims and encumbrances and (ii)

all claims, causes of action, judgments and suits accruing prior to the effective date of the Agreement that

MesoCoat and Abakan may have against third parties. In addition, this transaction would alleviate MesoCoat of the debt it owes to its largest creditors and enable it to continue as a going-concern. The other two proposed transactions are being finalized for submission to the Receiver for evaluation and provision to the

New York Court in advance of the fairness hearing.

ITEM 1.03

BANKRUPTCY OR RECEIVERSHIP.

On  November  5,  2015,  certain  creditors  of  Abakan  and  certain  creditors  of  MesoCoat  filed  Chapter  11 involuntary  bankruptcy  petitions  in  the  United  States  Bankruptcy  Court  for  the  Southern  District  of  Florida

(the  “Florida  Bankruptcy  Court”).  On  November  19,  2015,  the  Florida  Bankruptcy  Court  ruled  that  an automatic  stay does  not  arise  upon  the  filing of an  involuntary petition.  George  Town  and  Sonoro,  moved  to dismiss  the  petitions  against  Abakan  and  MesoCoat  in  the  Florida  Bankruptcy Court,  arguing  that  they were filed in bad faith, and have further requested that  the Abakan petition be converted to a liquidating Chapter 7

petition.   Petitioning  creditors  dispute  these  allegations  and  object  to  the  proposed  Satisfaction  Agreement.

Adjudication of the  involuntary petitions  and other  matters  has  been  adjourned  for  an  evidentiary hearing on

January 13, 2016 at 10:00 a.m. EST before the Florida Bankruptcy Court.

The  cases  in  the  Florida  Bankruptcy Court  are  filed  under  the  headings  In  re:  MesoCoat,  Inc.,  Case  No.  15-

29607-AJC and In re: Abakan, Inc., Case No. 15-29606-AJC.

For  any  questions  of  the  Abakan  and  MesoCoat  Receiver,  please  contact  David  G.  Liston,  Esq.,  general counsel  to  the  Receiver,  at  212-822-0160,  or  Thomas  Messana,  Esq.,  bankruptcy  counsel  to  the  Receiver  at

954-712-7400.

For  any questions of  counsel  for  the petitioning unsecured creditors,  please  contact  Linda  Leali, Esq.  at  305-

341-0671.

For  any  questions  of  counsel  for  the  Abakan  board  of  directors,  please  contact  Geoffrey  Aaronson,  Esq.  at

786-594-3528.

Item 9.01

FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is attached as part of this report:

Exhibit

Page

No.

No.

Description

99.1

Attached

Press Release dated November 25, 2015.

SIGNATURES

Pursuant  to  the  requirements  of  the  Securities  Exchange  Act  of  1934,  the  registrant  has  duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abakan Inc.

Date

By: /s/Robert W. Seiden, Esq.

November 25, 2015

Name: Robert W. Seiden, Esq.

Court Appointed Receiver

3